Exhibit 99.1

FOR ADDITIONAL INFORMATION:

Investor Relations Contact:	Media Contact:

Applied Micro Circuits Corporation Bob Gargus	Applied Micro Circuits Corporation Tally Kaplan-Porat
Phone: (408) 542-8752	Phone: (408) 702-3139
E-Mail: rgargus@apm.com	E-Mail: tkaplan@apm.com

Thursday, October 28, 2010

Company Press Release

APPLIED MICRO CIRCUITS CORPORATION REPORTS

SECOND QUARTER FISCAL 2011 FINANCIAL RESULTS

SUNNYVALE, Calif., —October 28, 2010—Applied Micro Circuits Corporation [NASDAQ: AMCC] (“AppliedMicro”) today reported its financial results for the second quarter of fiscal 2011, ended September 30, 2010.

•	Q2 2011 net revenues were $66.0 million, up 8.5% sequentially and up 34% year over year.

•	Q2 2011 GAAP net income was $3.6 million or $0.05 per share compared to net income of $1.4 million or $0.2 per share for the first quarter of fiscal 2011.

•	Q2 2011 non-GAAP EPS was $0.16 per share on net income of $10.7 million, compared to $0.12 per share on net income of $8.3 million, from continuing operations, for the first quarter of fiscal 2011.

•

Total cash was approximately $182.6 million as of September 30, 2010 and was net of $32.0 million paid for the acquisition of TPack A/S and $23.1 million spent on repurchasing 2,529,500 AppliedMicro shares.

•	During the quarter ended September 30, 2010, AppliedMicro completed the acquisition of TPack A/S.

Net revenues for the second quarter of fiscal 2011 were $66.0 million compared to $60.8 million in the first quarter of fiscal 2011, representing a sequential increase of 8.5% and an increase of 34% over the $49.2 million in net revenues reported in the second quarter of fiscal 2010. Revenues for the first six months were $126.8 million compared to $94.3 million for the comparable period last year, a 34% increase.

The net income on a generally accepted accounting principles (GAAP) basis for the second quarter of fiscal 2011 was $3.6 million or $0.05 per share. The second quarter GAAP net income compares with a net income of $1.4 million or $0.02 per share for the first quarter of fiscal 2011 and a net loss of $(6.7) million or $(0.10) per share for the second quarter of fiscal 2010. Year to date, GAAP net income was $5.0 million or $0.07 per share compared to $(3.8) million or $(0.06) per share for the first six months of fiscal 2010.

Non-GAAP income from continuing operations for the second quarter of fiscal 2011 was $10.7 million or $0.16 per share, compared to non-GAAP income from continuing operations of $8.3 million or $0.12 per share in the first quarter of fiscal 2011 and non-GAAP net income from continuing operations of $1.3 million or $0.02 per share for the second quarter of fiscal 2010. Year to date, non-GAAP net income from continuing operations was $19.0 million or $0.28 per share compared to $2.2 million or $0.03 per share for the first six months of fiscal 2010.

“We had another very good quarter that demonstrated the strength of our execution. We continued to build our product pipeline and further strengthened our capabilities with the recently closed TPack acquisition. AppliedMicro remains well positioned to capitalize on the OTN market as it rolls into the enterprise portion of the networks and our recent processor product releases are being well received by our customers.” said Dr.Paramesh Gopi, President and Chief Executive Officer.

Bob Gargus, Chief Financial Officer commented, “We had a very strong quarter with significant improvements in virtually all profitability measurements. We are pleased with both our income statement as well as our balance sheet progress. Despite the excellent quarter we are cautious entering the December quarter given recent softening in the market.”

AppliedMicro reports its financial results in accordance with GAAP and also provides additional financial data that have not been prepared in accordance with GAAP. The non-GAAP results and other financial measures reported by the Company exclude certain items that are required by GAAP, such as restructuring charges, amortization of purchased intangibles, stock-based compensation charges, other-than-temporary impairment on investments, impairment of strategic investment, one-time acquisition related charges and non-cash tax adjustments. Income taxes are adjusted to an estimated non-GAAP effective tax rate. These non-GAAP measures are not a substitute for GAAP measures and may not be consistent with the presentation used by other companies. The Company uses the non-GAAP financial measures to evaluate and manage its operations. The Company is providing this information to allow investors to perform additional financial analysis and because it is consistent with the financial models and estimates published by analysts who follow the Company. The attached schedule reconciles non-GAAP results and other financial measures reported by the Company with the most directly comparable GAAP financial measures.

AppliedMicro management will be holding a conference call today, October 28, 2010, at 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time to discuss additional details regarding the Company’s performance for the second quarter of fiscal 2011 and to provide guidance for the third quarter of fiscal 2011. You may access the conference call via any of the following:

Teleconference:	800-901-5218
Conference ID:	89279711
Web Broadcast:	http://www.apm.com
Replay:	888-286-8010 (access code: 82420330, available through November 5, 2010)

AppliedMicro Overview

AppliedMicro is a global leader in energy conscious high performance computing and connectivity solutions for telco, enterprise, data center, consumer and SMB applications. AppliedMicro's corporate headquarters are located in Sunnyvale, California. Sales and engineering offices are located throughout the world. For further information regarding AppliedMicro, visit the company's Web site at http://www.apm.com.

This news release contains forward-looking statements that reflect the Company's current view with respect to future events and financial performance, including statements regarding the Company’s focus, product cycles, design-win pipeline, strategic re-focus and future revenues. These forward-looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to, customer demand for the Company's products, the businesses of the Company's major customers, reductions, rescheduling or cancellation of orders by the Company's customers, successful and timely development of products, successful integration and management of recently acquired businesses, market acceptance of new products, and general economic conditions. More information about potential factors that could affect the Company's business and financial results is included in the "Risk Factors" set forth in the Company's Annual Report on Form 10-K for the year ended March 31, 2010, and the Company's other filings with the Securities and Exchange Commission. Actual results could differ materially, as a result of such factors, from those set forth in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the issuance of this press release.

-Financial Tables Follow-

APPLIED MICRO CIRCUITS CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	September 30, 2010	March 31, 2010
ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$182,568	$206,643
Accounts receivable, net	22,612	22,892
Inventories	17,557	15,387
Other current assets	15,948	18,098

Total current assets	238,685	263,020
Property and equipment, net	29,633	25,879
Goodwill	13,739	—
Purchased intangibles, net	33,218	16,850
Other assets	9,130	10,295

Total assets	$324,405	$316,044

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$20,716	$20,074
Other current liabilities	21,292	15,096

Total current liabilities	42,008	35,170
Contingent consideration and other liabilities	3,206	—
Stockholders’ equity	279,191	280,874

Total liabilities and stockholders’ equity	$324,405	$316,044

APPLIED MICRO CIRCUITS CORPORATION

GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Six Months Ended
	September 30, 2010	June 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009
Net revenues	$65,953	$60,810	$49,232	$126,763	$94,284
Cost of revenues	23,435	22,485	23,796	45,920	45,971

Gross profit	42,518	38,325	25,436	80,843	48,313
Operating expenses:
Research and development	27,339	25,777	20,828	53,116	40,242
Selling, general and administrative	13,087	11,624	11,991	24,711	22,510
Amortization of purchased intangibles	1,079	1,005	1,005	2,084	2,010
Restructuring charges (recoveries), net	164	369	(125)	533	(279)

Total operating expenses	41,669	38,775	33,699	80,444	64,483

Operating income (loss)	849	(450)	(8,263)	399	(16,170)
Interest and other income (expense) and other-than-temporary impairment, net	3,102	2,081	(3,425)	5,183	(1,836)

Income (loss) from continuing operations before income taxes	3,951	1,631	(11,688)	5,582	(18,006)
Income tax expense (benefit)	376	240	(3,617)	616	(7,136)

Income (loss) from continuing operations	3,575	1,391	(8,071)	4,966	(10,870)
Income from discontinued operations net of income taxes	—	—	1,347	—	7,044

Net income (loss)	$3,575	$1,391	$(6,724)	$4,966	$(3,826)

Basic income (loss) per share:
Income (loss) per share from continuing operations	$0.05	$0.02	$(0.12)	$0.08	$(0.16)
Income per share from discontinued operations	0.00	0.00	0.02	0.00	0.10

Net income (loss) per share	$0.05	$0.02	$(0.10)	$0.08	$(0.06)

Shares used in calculating basic income (loss) per share	65,752	66,005	66,469	65,879	66,270

Diluted income (loss) per share:
Income (loss) per share from continuing operations	$0.05	$0.02	$(0.12)	$0.07	$(0.16)
Income per share from discontinued operations	0.00	0.00	0.02	0.00	0.10

Net income (loss) per share	$0.05	$0.02	$(0.10)	$0.07	$(0.06)

Shares used in calculating diluted income (loss) per share	68,021	68,735	66,469	68,378	66,270

APPLIED MICRO CIRCUITS CORPORATION

RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME (LOSS)

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Six Months Ended
	September 30, 2010	June 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009
GAAP net income (loss) from continuing operations	$3,575	$1,391	$(8,071)	$4,966	$(10,870)
Adjustments:
Stock-based compensation charges	3,975	3,846	3,767	7,821	6,382
Amortization of purchased intangibles	3,802	3,630	4,268	7,432	8,856
Acquisition transaction expenses	859	—	—	859	—
Restructuring charges (recoveries), net	164	369	(125)	533	(279)
Impairment of strategic investment	—	—	2,000	—	2,000
Other-than-temporary investment impairment	(1,688)	(908)	3,133	(2,596)	3,308
Payroll taxes on certain stock option exercises	4	—	—	4	—
Income tax adjustments	44	(17)	(3,658)	27	(7,204)

Total GAAP to Non-GAAP adjustments	7,160	6,920	9,385	14,080	13,063

Non-GAAP income from continuing operations	$10,735	$8,311	$1,314	$19,046	$2,193

Diluted income per share from continuing operations	$0.16	$0.12	$0.02	$0.28	$0.03

Shares used in calculating diluted income per share	68,021	68,735	68,409	68,378	67,571

Income (loss) per share from continuing operations:
GAAP income (loss) per share	$0.05	$0.02	$(0.12)	$0.07	$(0.16)
GAAP to non-GAAP adjustments	0.11	0.10	0.14	0.21	0.19

Non-GAAP income per share from continuing operations	$0.16	$0.12	$0.02	$0.28	$0.03

Reconciliation of shares used in calculating non-GAAP income per share:
Shares used in calculating the basic income (loss) per share	65,752	66,005	66,469	65,879	66,270
Adjustment for dilutive securities	2,269	2,730	1,940	2,499	1,301

Non-GAAP shares used in the EPS calculation	68,021	68,735	68,409	68,378	67,571

APPLIED MICRO CIRCUITS CORPORATION

SCHEDULE OF SELECTED GAAP TO NON-GAAP ADJUSTMENTS

(in thousands)

(unaudited)

The following schedule reconciles selected line items from the GAAP basis statements of operations to the non-GAAP statements of operations:

	Three Months Ended			Six Months Ended
	September 30, 2010	June 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009
GROSS PROFIT:
GAAP gross profit	$42,518	$38,325	$25,436	$80,843	$48,313
Gross loss from discontinued operations	—	—	652	—	435
Amortization of purchased intangibles	2,723	2,625	3,263	5,348	6,846
Stock-based compensation expense	180	153	143	333	254

Non-GAAP gross profit	$45,421	$41,103	$29,494	$86,524	$55,848

OPERATING EXPENSES:
GAAP operating expenses	$41,669	$38,775	$33,699	$80,444	$64,483
Operating expenses from discontinued operations	—	—	321	—	1,460
Stock-based compensation expense	(3,795)	(3,693)	(3,624)	(7,488)	(6,128)
Amortization of purchased intangibles	(1,079)	(1,005)	(1,005)	(2,084)	(2,010)
Acquisition transaction expenses	(859)	—	—	(859)	—
Restructuring (charges) recoveries, net	(164)	(369)	125	(533)	279
Payroll taxes on certain stock option exercises	(4)	—	—	(4)	—

Non-GAAP operating expenses	$35,768	$33,708	$29,516	$69,476	$58,084

INTEREST AND OTHER INCOME (EXPENSE) AND OTHER-THAN-TEMPORARY IMPAIRMENT, NET:
GAAP interest and other income and other-than-temporary impairment, net	$3,102	$2,081	$(3,425)	$5,183	$(1,836)
Impairment of strategic investment	—	—	2,000	—	2,000
Other-than-temporary investment impairment	(1,688)	(908)	3,133	(2,596)	3,308

Non-GAAP interest and other income, net	$1,414	$1,173	$1,708	$2,587	$3,472

INCOME TAX EXPENSE (BENEFIT):
GAAP income tax expense (benefit)	$376	$240	$(3,617)	$616	$(7,136)
Income tax expense (benefit) from discontinued operations	—	—	(304)	—	3,297
Income tax adjustments	(44)	17	3,972	(27)	3,876

Non-GAAP income tax expense (benefit)	$332	$257	$51	$589	$37

RESEARCH AND DEVELOPMENT :
GAAP research and development	$27,339	$25,777	$20,828	$53,116	$40,242
Research and development from discontinued operations	—	—	83	—	677
Stock-based compensation expense	(1,931)	(1,971)	(1,594)	(3,902)	(2,866)
Payroll taxes on certain stock option exercises	(2)	—	—	(2)	—

Non-GAAP research and development	$25,406	$23,806	$19,317	$49,212	$38,053

SELLING, GENERAL AND ADMINISTRATIVE :
GAAP selling, general and administrative	$13,087	$11,624	$11,991	$24,711	$22,510
Selling, general and administrative from discontinued operations	—	—	238	—	783
Stock-based compensation expense	(1,864)	(1,722)	(2,030)	(3,586)	(3,262)
Acquisition transaction expenses	(859)	—	—	(859)	—
Payroll taxes on certain stock option exercises	(2)	—	—	(2)	—

Non-GAAP selling, general and administrative	$10,362	$9,902	$10,199	$20,264	$20,031

APPLIED MICRO CIRCUITS CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Six Months Ended September 30,
	2010	2009
Operating activities:
Net income (loss)	$4,966	$(3,826)
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities:
Depreciation	3,639	3,173
Amortization of purchased intangibles	7,432	8,856
Stock-based compensation expense:
Stock options	2,076	2,090
Restricted stock units	5,745	4,292
Other-than-temporary impairment of marketable securities	—	3,454
Impairment of strategic investment	—	2,000
Tax benefit from other comprehensive income	—	(4,007)
Capitalization of prior years mask set costs	(1,177)	—
Net (gain) loss on disposals of property	(320)	24
Net gain on sale of storage business unit	—	(11,366)
Changes in operating assets and liabilities, net of amounts acquired:
Accounts receivable	850	(3,738)
Inventories	(2,170)	6,720
Other assets	(1,515)	(503)
Accounts payable	321	(4,398)
Accrued payroll and other accrued liabilities	1,847	(6,365)
Deferred tax liability	656	—
Deferred revenue	186	(1,723)

Net cash provided by (used for) operating activities	22,536	(5,317)

Investing activities:
Proceeds from sales and maturities of short-term investments	36,132	42,735
Purchases of short-term investments	(90,012)	(33,093)
Proceeds from sale of property and equipment	345	—
Purchase of property, equipment and other assets	(5,987)	(3,664)
Proceeds from sale of strategic investment	4,991	—
Purchase of sale of strategic investment	—	(1,000)
Proceeds from sale of storage business unit	—	21,527
Purchase of a business, net of cash acquired	(31,484)

Net cash provided by (used for) investing activities	(86,015)	26,505

Financing activities:
Proceeds from issuances of common stock	4,036	1,767
Funding of restricted stock units withheld for taxes	(2,361)	(666)
Repurchases of common stock	(23,112)	—
Funding of structured stock repurchase agreements	(10,000)	(21,797)
Funds received from structured stock repurchase agreements	15,512	12,044
Other	(356)	(55)

Net cash used for financing activities	(16,281)	(8,707)

Net increase (decrease) in cash and cash equivalents	(79,760)	12,481
Cash and cash equivalents at the beginning of the period	122,526	99,337

Cash and cash equivalents at the end of the period	42,766	111,818